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Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

        The undersigned director of Waddell & Reed Financial, Inc. (the "Company") constitutes and appoints Daniel C. Schulte and Wendy J. Hills, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments and post-effective amendments to the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Award Plan, as amended and restated, the 1998 Non-Employee Director Stock Award Plan, as amended and the 1998 Stock Incentive Plan, as amended and restated, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ ALAN W. KOSLOFF Alan W. Kosloff Director September 8, 2003

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

        The undersigned director of Waddell & Reed Financial, Inc. (the "Company") constitutes and appoints Daniel C. Schulte and Wendy J. Hills, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments and post-effective amendments to the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Award Plan, as amended and restated, the 1998 Non-Employee Director Stock Award Plan, as amended and the 1998 Stock Incentive Plan, as amended and restated, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ DENNIS E. LOGUE Dennis E. Logue Director September 10, 2003

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

        The undersigned director of Waddell & Reed Financial, Inc. (the "Company") constitutes and appoints Daniel C. Schulte and Wendy J. Hills, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments and post-effective amendments to the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Award Plan, as amended and restated, the 1998 Non-Employee Director Stock Award Plan, as amended and the 1998 Stock Incentive Plan, as amended and restated, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ JAMES M. RAINES James M. Raines Director September 9, 2003

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

        The undersigned director of Waddell & Reed Financial, Inc. (the "Company") constitutes and appoints Daniel C. Schulte and Wendy J. Hills, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments and post-effective amendments to the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Award Plan, as amended and restated, the 1998 Non-Employee Director Stock Award Plan, as amended and the 1998 Stock Incentive Plan, as amended and restated, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ RONALD C. REIMER Ronald C. Reimer Director September 9, 2003

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

        The undersigned director of Waddell & Reed Financial, Inc. (the "Company") constitutes and appoints Daniel C. Schulte and Wendy J. Hills, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments and post-effective amendments to the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Award Plan, as amended and restated, the 1998 Non-Employee Director Stock Award Plan, as amended and the 1998 Stock Incentive Plan, as amended and restated, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ WILLIAM L. ROGERS William L. Rogers Director September 9, 2003

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

        The undersigned director of Waddell & Reed Financial, Inc. (the "Company") constitutes and appoints Daniel C. Schulte and Wendy J. Hills, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments and post-effective amendments to the Form S-8 Registration Statement for the Waddell & Reed Financial, Inc. 1998 Executive Deferred Compensation Stock Award Plan, as amended and restated, the 1998 Non-Employee Director Stock Award Plan, as amended and the 1998 Stock Incentive Plan, as amended and restated, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ JERRY W. WALTON Jerry W. Walton Director September 10, 2003

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POWER OF ATTORNEY